January 1, 1997


Mr. Thomas M. Fogt
AmVestors Financial Corporation
415 S.W. Eighth Avenue
Topeka, Kansas  6+6603

Dear Mr.  Fogt:

Re:  Employment Agreement With AmVestors Financial Corporation (the
        "Company")

This will confirm the Company's employment understanding as follows:

1. EMPLOYMENT

1.1 Full-time

The Company has agreed to employ
you, and you have agreed
to accept Full-time employment in
AmVestors Financial
Corporation (the "Company") as
set forth below. The term
"Company" in this Agreement shall
include all its subsidiaries
and affiliates.

The term "Full-time" shall be
construed as meaning you shall
have no other employment, nor
shall you engage in any
activity, as a principal, agent,
owner, officer, employee,
partner, lender, investor,
advisor or consultant, as an
insurance agent or broker, or for
or with any enterprise
engaged in, or planning to engage
in, business similar to or
planning to engage in, business
similar to or resembling those
conducted by the Company.
1.2 Duties

Your title, which may be changed
from time to time by the
Chief Executive Officer, or the
Board of Directors, in its
discretion, shall be Executive
Vice President - Corporate
Development.


You shall be responsible for the
duties of an Executive
Vice President - Corporate
Development to include, but not
limited to, those duties shown on the attached Exhibit A and such other duties as reasonably assigned by the
Chief Executive Officer. These duties may be changed from time to time by the Chief
Executive Officer or the
Board of Directors.

1.3 Time and Place


You shall provide the duties set
forth herein at such time and
place and in such manner as the
Chief Executive Officer or
the Board of Directors may, in
their sole discretion,
reasonably direct.

2. TERM
2.1 Term of Employment




Subject to the terms and
conditions hereof, this Agreement
shall continue in force until
December 31, 1997, and shall
automatically renew for
successive twelve (12) month periods
unless otherwise terminated
pursuant to Section 2.2.
2.2 Termination

a.
For Cause

Notwithstanding any other
provision of this Agreement,
your employment may be terminated
at the sole discretion
of the Company if you:

(1) Fail to be present for work
and perform duties set forth
herein or as reasonably requested
from time to time by
the Chief Executive Officer, the President or the Board of Directors, except during vacation time, periods of disability or illness, necessary business travel or if you have been excused by the Chief Executive Officer.

(2) Divulge any confidential
information to third parties
without the Company's prior
written consent.
Confidential information shall
include that described
in Section 4.1 and including, but
not limited to, sales
methods, techniques, procedures
or sources.

(3) Commit any act of gross
negligence, willful mis-
conduct or dishonesty detrimental
to the Company.

(4) Convicted of a felony.


b. Voluntary Severance

Your employment under this
Agreement may be
terminated by you, upon thirty
(30) days prior written
notice to the Company. All
compensation and benefits
provided at the Company's
expense, as described in
Section 3 of this Agreement,
shall terminate on the date
of your termination under this
Section 2.2b.


c. Other Than for Cause

Termination by the Company for
reasons other than For
Cause, as specified above, shall
be deemed to be
Termination Other Than for Cause.
If the Company
terminates your employment Other
Than for Cause, you
will be entitled to receive your
current salary as set forth in
Section 3.1 for a period of
twelve (12) months from the
termination date. You shall not
be entitled to this twelve
(12) months of current salary if
you terminate your
employment with the Company.



2.3 Disability


This Agreement may be terminated
by you or the Company in
the event of your total and
permanent disability, in which case
you shall be entitled to six (6)
months' compensation as set
forth in Section 3 during the
period of disability, which shall
include any portion of such
disability pay received hereunder
prior to such termination.
3. COMPENSATION


You shall receive as full
compensation for your services
hereunder the payments set forth
in this Section 3.

3.1 Salary


You shall receive a salary of
$206,000.00 per year, which may
be increased from time to time by
the Company in its sole
discretion.

3.2 Bonus and Incentive
Compensation

You may be eligible to
participate in such bonus and incentive
compensation plans as the Board
of Directors or Chief
Executive Officer permits.

3.3 Fringe Benefits

You shall be entitled to
participate in all group health and
insurance programs and all other
fringe benefit, employee
stock option plans, retirement
plans or additional compensa-
tion which the Board of Directors
may hereafter, in its sole
and absolute discretion, elect to
make available to you.

3.4 Expenses

The Company shall reimburse you
for your ordinary and
necessary business expenses in
accordance with its
normal practices in effect from
time to time.

4. CONFIDENTIAL INFORMATION AND COVENANT NOT TO COMPETE

4.1 Confidential and Proprietary Information

You acknowledge that certain
information you obtain in
the performance of your duties
hereunder is confidential
and proprietary information, and
you agree not to disclose
such confidential and proprietary
information without the
Company's written consent, either
during the term of this
Agreement or after its
expiration, except as may be required
in the performance of your duties
hereunder, as may be
required by law or as the Company
may authorize in
writing. All copies of the
proprietary and confidential
information in your possession at
the termination of your
employment shall be returned to
us.  Confidential and
proprietary information referred
to in this paragraph includes
all non-published financial and
accounting material, agent
lists, client lists, actuarial and profitability studies, marketing test results, and all other information designated or treated by us as confidential or proprietary.

4.2 Non-Competition During Period of Employment

Since your employment hereunder
is to be full-time, you
agree that you will not, during
the term of this Agreement,
without the Company's consent:

a. Engage in any other employment.

b. Be interested directly or
indirectly as an officer, director,
shareholder, partner, or owner in
any way of:

(1) Any other business or
organization engaged in the
sale of insurance, or annuity, or
investment products
whether or not such business or
organization now is
or shall then be competing with
the Company.

(2) Any other business or
organization which is
competing with the Company, the
Company's
affiliates or subsidiaries.

4.3 Non-Competition After Period of Employment


If this agreement is terminated
and you receive com-
pensation pursuant to Section
2.2c. or 2.3, you agree that
for one (1) year thereafter
(hereinafter called the "Limited
Period"), you shall not, without
the Company's prior written
permission, attempt to entice
away from the Company or its
affiliates or subsidiaries on
behalf of any party whatsoever,
or employ or otherwise engage,
contract with or retain
directly or indirectly any
employee then employed by the
Company or its affiliates or
employed by them any time
during the one (1) year prior to
such attempt or employ-
ment. You shall not during such
Limited Period do anything
to impair the Company or its
affiliates or subsidiaries'
prospects of sales or business retention, and shall not solicit for any reason any of the Company's or its employees, agency personnel, insureds or applicants, nor accept commissions directly or indirectly on any policy written in replacement of any policy produced or written by the
Company or any of its affiliates
or subsidiaries, nor shall you
in any way derogate the Company
or its personnel.

4.4 Enforcement

You acknowledge that the covenants contained in this
Section 4 are such that their breach are unlikely to be adequately compensable by damages and consent that they may be enforced by injunction.

5. MISCELLANEOUS

`5.1 Amendment
This Agreement may be amended
only by written amendment
executed by both you and the
Company.

5.2 Entire Agreement

This Agreement shall constitute
the entire agreement of the
parties with respect to the
subject matter. All prior
negotiations and understandings,
whether written or oral,
are merged into this Agreement.

5.3 Notices

All notices required or permitted
to be given hereunder shall
be in writing. Notices intended
for the Company shall be
addressed to the Chief Executive
Officer of the Company at
its home offices. Notices
intended for you shall be address-
ed to you at your address shown
on the Company's current
employment records, if you are
then still employed by the
Company, and at your last known
address if you are not then
so employed.
5.4 No Assignment

Neither party may assign this
Agreement without the prior
written consent of the other.

5.5 Execution and Binding Effect

Your signing and returning the
enclosed copy of this letter
will make it a binding contract
binding on you, your heirs
and assigns, and upon the Company
and its successors
and assigns.

Very truly yours,

AMVESTORS FINANCIAL CORPORATION



By: ________________________________


Agreed to:



___________________________________
Thomas M. Fogt


Date: ______________________________
47